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                                                               Exhibit 99.1

                    [LETTERHEAD OF NORTHWESTERN COPORATION]

                                                               NEWS RELEASE
                                                                   NYSE:NOR

CONTACTS:

INVESTORS:                                        MEDIA:

Elizabeth A. Evans                                Roger Schrum
605-978-2929                                      605-978-2848
liz.evans@northwestern.com                        roger.schrum@northwestern.com

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                 NORTHWESTERN CORPORATION COMPLETES ACQUISITION
            OF MONTANA POWER'S TRANSMISSION AND DISTRIBUTION BUSINESS

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SIOUX FALLS, S.D. - FEBRUARY 15, 2002 - NORTHWESTERN CORPORATION (NYSE:NOR)
TODAY ANNOUNCED THE COMPLETION OF ITS ACQUISITION OF THE MONTANA POWER COMPANY'S ENERGY TRANSMISSION AND DISTRIBUTION BUSINESS.

     "With the combination of the NorthWestern and Montana Power energy operations, NorthWestern becomes one of the region's premier electric and natural gas providers," said Merle D. Lewis, chairman and chief executive officer of NorthWestern. "Also, this combination creates a greater regional scale for NorthWestern that will allow us to realize the full value of our existing energy assets and provides a strong platform for future growth."

     The transaction is valued at $1.09 billion, including $602 million in cash and the assumption of approximately $488 million in debt, and will enhance NorthWestern's annual regulated energy revenues by more than $600 million, substantially increase cash flow and will be immediately accretive to the company's earnings.

     According to Richard R. Hylland, NorthWestern president and chief operating officer, the completed transaction provides NorthWestern with approximately 22,000 miles of electric transmission and distribution lines and 269 electric substations serving customers in 36 of Montana's 56 counties, along with 5,300 miles of underground natural gas transmission and distribution lines serving customers in 28 of Montana's 56 counties. "Even more important than these energy business assets, NorthWestern is adding more than 1,000 new team members committed to service excellence for our more than 450,000 new Montana energy customers," Hylland said.

     Michael J. Hanson, president and chief executive officer of NorthWestern's energy businesses, pointed out that NorthWestern is bringing to Montana nearly 80 years of experience

                                    - More -
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NorthWestern Completes Acquisition
of Montana Power's Energy Business
Feb. 15, 2002
Page 2



in effective management of energy distribution operations and an impressive record of providing award-winning reliability, excellent service, stable prices and consistent financial performance.

     "Over the past 16 months, we have worked closely with consumer groups, regulators, public officials, environmental groups and Montana Power team members across the state on a variety of challenging energy issues. NorthWestern worked hard to provide innovative solutions to assure that our customers receive reliable, competitively priced energy for years to come," said Hanson. "This experience has reinforced our belief that this transaction will yield important benefits to all our stakeholders. We look forward to continuing to work hand-in-hand with all stakeholders to provide our customers and the communities we serve with progressive energy solutions and customer care excellence that exceed their expectations."

     NorthWestern Corporation, a FORTUNE 500 company, is a leading provider of services and solutions to more than 2 million customers across America in the energy and communications sectors. NorthWestern's partner entities include NorthWestern Services Group, a provider of electric, natural gas and communications services to Upper Plains and Northwest customers; Expanets, the largest mid-market provider of networked communications solutions and services in the United States; Blue Dot, a leading provider of air conditioning, heating, plumbing and related services; and CornerStone Propane Partners L.P. (NYSE:CNO), one of the nation's largest retail propane distribution entities. Further information about NorthWestern is available on the Internet at www.northwestern.com.

FORWARD-LOOKING STATEMENTS

     CERTAIN STATEMENTS MADE IN THIS NEWS RELEASE, INCLUDING THOSE RELATING TO EXPECTATION OF FUTURE FINANCIAL PERFORMANCE, CONTINUED GROWTH, CHANGES IN ECONOMIC CONDITIONS OR CAPITAL MARKETS AND CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES, AS WELL AS OTHER STATEMENTS REGARDING OUR ASSUMPTIONS, PROJECTIONS, EXPECTATIONS, TARGETS, INTENTIONS OR BELIEFS ABOUT FUTURE EVENTS, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO VARIOUS RISKS AND UNCERTAINTIES. A NUMBER OF IMPORTANT FACTORS WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE CONTROL OF THE CORPORATION, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IMPLIED BY THE FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO, THE ADVERSE IMPACT OF WEATHER CONDITIONS; UNSCHEDULED GENERATION OUTAGES; MAINTENANCE OR REPAIRS; UNANTICIPATED CHANGES TO FOSSIL FUEL OR GAS SUPPLY COSTS OR AVAILABILITY DUE TO HIGHER DEMAND, SHORTAGES, TRANSPORTATION PROBLEMS OR OTHER DEVELOPMENTS; DEVELOPMENTS IN THE FEDERAL AND STATE REGULATORY ENVIRONMENT AND THE TERMS ASSOCIATED WITH OBTAINING REGULATORY APPROVALS; THE RATE OF GROWTH AND ECONOMIC CONDITIONS IN THE SERVICE AREAS OF THE CORPORATION AND ITS SUBSIDIARIES; THE SPEED AND DEGREE TO WHICH COMPETITION ENTERS THE INDUSTRIES AND MARKETS IN WHICH THE CORPORATION'S BUSINESSES OPERATE; THE TIMING AND EXTENT OF CHANGES IN INTEREST RATES AND FLUCTUATIONS IN ENERGY-RELATED COMMODITY PRICES; RISKS ASSOCIATED WITH ACQUISITIONS, TRANSITION AND INTEGRATION OF ACQUIRED COMPANIES, INCLUDING IMPLEMENTATION OF INFORMATION SYSTEMS AND REALIZING EFFICIENCIES IN EXCESS OF ANY RELATED RESTRUCTURING CHARGES; REDUCTION OF MINORITY INTEREST BASIS REQUIRING THE CORPORATION TO RECOGNIZE ITS SHARE OF OPERATING LOSSES AT CERTAIN SUBSIDIARIES; CHANGES IN CUSTOMER USAGE PATTERNS AND PREFERENCES; AS WELL AS CHANGING CONDITIONS IN THE ECONOMY, CAPITAL MARKETS AND OTHER FACTORS IDENTIFIED FROM TIME TO TIME IN THE CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS NEWS RELEASE SHOULD BE

NorthWestern Completes Acquisition
of Montana Power's Energy Business
Feb. 15, 2002
Page 3


READ IN CONJUNCTION WITH THE COMPANY'S MOST RECENT ANNUAL REPORT ON 10-K, AND SUBSEQUENT QUARTERLY REPORTS ON 10-Q AND CURRENT REPORTS ON 8-K, WHICH CAN BE LOCATED AT WWW.SEC.GOV AND REQUESTED FROM NORTHWESTERN CORPORATION.


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